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                                                                      Exhibit 23



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-51445) of our report dated June 8, 1999, included in the Annual Report of the Westinghouse Savings Program on Form 11-K for the year ended December 31, 1998.





/s/ KPMG LLP
Pittsburgh, Pennsylvania
June 28, 1999